THE SWISS HELVETIA FUND, INC.

November 3, 2017

For the three-month period ended September 30, 2017, the performance of The Swiss Helvetia Fund, Inc. (the “Fund”), as measured by the change in value in the Fund’s net asset value (“NAV”), increased 0.87% in US dollars (“USD”). For the same period, the Fund’s share price performance increased 0.62% in USD, as the discount at which the Fund traded its shares slightly widened. This compares with an increase of 2.05% in the Swiss Performance Index (the “Index” or “SPI”) in USD. Since the beginning of the year, the Fund’s NAV and its share price increased 20.42% and 25.17%, respectively, in USD. This compares with an increase of 22.28% in the Index in USD.

Economic environment during the period under review

Global economic review

The global macroeconomic environment remained positive in the third quarter of 2017. The International Monetary Fund (“IMF”) slightly increased its forecast from April by 0.1%, as the upward revisions in the euro area, Japan, emerging Asia, emerging Europe and Russia more than compensated for a downward revision in the United States (“US”). The Global Purchasing Manager Index (“PMI”) remained at 54.

Swiss economic review

The Swiss economy as measured by gross domestic product (“GDP”) grew by 0.3% in the second quarter of 2017 (quarter over quarter). Private and government consumption had a positive impact as well as investments in construction and equipment. The trade balance had a slightly negative impact on GDP growth. Due to lower than expected GDP growth in the first half of 2017, expectations for 2017 were revised downwards to 0.9% from 1.4% by the State Secretariat for Economic Affairs (“SECO”) in September 2017. The SECO also expects unemployment to decline moderately to 3.2%.

Market environment during the period under review

Equity markets experienced another positive quarter, both in local currency and USD terms for global, European, US and Swiss equities. Due to its defensive nature, in USD terms, the SPI underperformed the MSCI World, MSCI Europe and S&P 500 indices. This was driven in large part by the underperformance of Nestlé within the food and beverage sector. Due to its high weight in the Index, Nestlé contributed -0.78% to the performance. Small- and mid-cap stocks outperformed large-caps in Switzerland (3.4% compared to 1.8%).

THE SWISS HELVETIA FUND, INC.

Source: Schroders, Bloomberg, as of September 30, 2017. Performance measured as total return in USD. Sectors mentioned should not be viewed as a recommendation to buy/sell. Portfolio composition is subject to change over time. Investors cannot invest directly in the Index.

Performance

In comparing the Fund’s NAV return of 0.87% to the Index’s return of 2.05% in USD, there was a positive relative performance impact from some of the Fund’s larger overweight positions, such as Tecan, Swatch Group (Reg.), Burckhardt

Compression, GAM and VAT. Furthermore, being underweight in Nestlé, ABB and Swiss Re had a positive impact on relative performance. However, negative contributions to relative performance came from overweight positions such as Belimo, Implenia, Feintool, Cembra Money Bank and Aryzta. With Sika,

THE SWISS HELVETIA FUND, INC.

Zurich Insurance and Givaudan, the Fund had negative contributions to relative performance from stocks not held by the Fund due to valuation concerns.

The Fund’s private equity positions as a whole experienced a minor positive re-valuation, primarily due to slight valuation increases for Aravis and Spineart.

Portfolio changes

In total, there were eight purchases and eight sales of listed equities on a net basis during the third quarter of 2017. As of September 30, 2017, there are 38 listed companies held by the Fund and seven direct private equity investments, including one participation in a private equity limited partnership.

New Investments

Autoneum

Zur Rose

Landis+Gyr

BKW

Additions to Existing Investments

Forbo

Aryzta

Baloise

Positions Entirely Disposed of

Dufry

Swiss Re

Bucher Industries

OC Oerlikon

Reductions in Existing Investments

Julius Baer

Credit Suisse

UBS

Burckhardt Compression

The Fund established new positions in BKW and Autoneum. In addition, the Fund participated in the initial public offerings (“IPOs”) of Landis+Gyr and Zur Rose.

BKW primarily operates in the regulated part of the electricity market and therefore we believe that it should enjoy a stable price environment. Additionally, BKW has diversified into services related to installation and smart grids. As a consequence, we expect BKW to offer a more predictable stream of profits compared to more volatile electricity producers, a benefit that we think has not been priced into the shares.

Autoneum is an automotive supplier that is attractively valued and is expected to grow its profits. We are confident in management’s ability to sustainably increase margins by continuous cost improvements.

Landis+Gyr is one of the world’s leaders in smart meter solutions for utilities. We expect Landis+Gyr to be able to increase their margin in Europe.

Zur Rose is a leading online pharmacy, which we believe is well positioned for structural growth due to its potential to reduce healthcare costs.

THE SWISS HELVETIA FUND, INC.

After buying an initial position in Baloise during last quarter, which is a medium-sized insurance company, we continued to increase our position. Similarly, we increased our existing position in Forbo.

We used the weakness in Aryzta’s share price to increase our holding in the stock.

We reduced UBS further to an underweight, as we expect subdued private client activity levels to persist for some time. For the same reason, we reduced the Fund’s holdings in Credit Suisse and Julius Baer. Julius Baer remains an overweight position.

We sold our positions in Dufry, Swiss Re, OC Oerlikon and Bucher Industries. Both Oerlikon and Bucher were sold after strong share price performance. We sold Dufry after the release of its half year figures and its announcement to partially IPO its operations in the US. In our opinion, this is not in-line with the company’s previously announced strategy. Prior to Hurricane Irma making landfall, we decided to reduce our position in Swiss Re.

Outlook and Investment View

The recovery in global activity remains intact while inflation appears to have peaked following a stabilization in energy costs. We continue to forecast global growth at 3.0% this year after 2.6% in 2016, but have trimmed our inflation forecast to

2.3% from 2.4%. The combination of steady growth and low inflation could mean we remain in a goldilocks environment where activity is neither too hot nor too cold with little inflation risk.

On a regional level, our US growth forecast is unchanged for 2017 while an upgrade to the Eurozone has been accompanied by a stronger forecast for China and the wider emerging markets. On inflation, we have reduced our forecasts across the board to reflect a lower oil price profile and subdued core readings. In Switzerland, the SECO reduced its growth expectations for 2017 from 1.4% to 0.9%. For 2018, however, the forecast has been slightly increased from 1.9% to 2.0%. Notably, the export sector is expected to contribute to this growth, supported by good global activity as well as the weaker Swiss franc. Sector wise, various segments should benefit in Switzerland; besides pharmaceuticals and chemicals, machining, electronics, watches, and tourism are each expected to accelerate.

On the policy front, the long road from financial crisis to recovery passed another milestone in September when the Federal Reserve (“Fed”) announced that it would start to reduce its $4.5 trillion balance sheet from October. The asset purchase programme, or Quantitative Easing (“QE”), is finally being unwound with the Fed set to allow maturing bonds to run off its balance sheet rather than continuing to roll them over. The shift

THE SWISS HELVETIA FUND, INC.

away from QE is a welcome development as it signals another step toward normality after the global financial crisis.

In summary, we expect continued global growth, but the acceleration in activity that began in mid-2016 seems to have run its course. Near-term indicators support this view with the PMIs for both developed and emerging markets peaking at a high level. Our G7 activity indicator (based on surveys from the US, Europe and Japan) has levelled out. Also in Switzerland, the latest PMI reading of 61.7 is at a high level.

The positive economic environment is also reflected in feedback we receive from company representatives. In addition to strong end markets, the appreciation of the euro against the Swiss franc should support earnings for Swiss companies. For the moment, as long as the economic environment remains favorable and as long as there are no significant external shocks, we don’t see a high probability for a significant correction of stock markets. Looking ahead to 2018, however, further positive earnings momentum is necessary in our view as stock markets seem to be late in the cycle and valuation multiples are rich, at least in absolute terms. Relative to bond markets, equities still remain attractive with a current dividend yield of 3% for the Swiss market, versus slightly negative interest rates. As long as interest rates stay low, we believe equities should not lose their attractiveness.

THE SWISS HELVETIA FUND, INC.

Schedule of Investments by Industry (Unaudited)	September 30, 2017

No. of Shares	Security	Fair Value	Percent of Net Assets
Common Stock — 95.34%

Automobiles & Components — .74%

9,430	Autoneum Holding AG	$2,638,665	0.74%

Supplies automotive components. The company offers solutions for noise reduction and heat management to increase vehicle comfort, supplies its products to major automotive original equipment manufacturers worldwide.

(Cost $2,405,452)

		2,638,665	0.74%

Banks — 10.30%

73,100	Cembra Money Bank AG1	6,398,894	1.80%
	Provides financial services. The company’s services include personal loans, vehicle financing, credit cards and savings and insurance services. (Cost $4,390,905)

451,317	Credit Suisse Group AG1	7,150,361	2.01%
	A global diversified financial services company with significant activity in private banking, investment banking and asset management. (Cost $5,489,158)

No. of Shares	Security	Fair Value	Percent of Net Assets

Banks — (continued)

75,700	Julius Baer Group Ltd.[1]	$4,482,855	1.26%

Provides private banking services. The company advises on wealth management, financial planning and investments; offers mortgage and other lending, foreign exchange, securities trading, custody and execution services.

(Cost $3,314,420)

871,000	UBS Group AG1	14,897,737	4.20%
	Provides retail banking, corporate and institutional banking, wealth management, asset management and investment banking. (Cost $12,491,513)

33,749	Valiant Holding AG	3,669,279	1.03%

Provides financial services in Switzerland. The company offers a range of products and services in the areas of retail banking, business banking, private banking and asset management.

(Cost $3,430,305)

		36,599,126	10.30%

See Notes to Schedule of Investments.

THE SWISS HELVETIA FUND, INC.

Schedule of Investments by Industry (Unaudited) (continued)	September 30, 2017

No. of Shares	Security	Fair Value	Percent of Net Assets
Common Stock — (continued)

Biotechnology — 1.52%

116,450	Kuros Biosciences AG1	$1,684,890	0.48%
	Develops and produces biopharmaceuticals. The company produces vaccines that immunize the patient against disease related proteins. (Cost $1,156,053)

6,000	Lonza Group AG1	1,575,031	0.44%
	Produces organic fine chemicals, biocides, active ingredients, and biotechnology products. The company operates production sites in China, Europe and the United States. (Cost $390,238)

3,029	NovImmune SA1,2,3	2,122,429	0.60%
	Discovers and develops therapeutic monoclonal antibodies (mAbs) to treat patients suffering from immune-related disorders. (Cost $1,551,109)

		5,382,350	1.52%

Construction & Materials — 5.34%

2,600	Belimo Holding AG	10,423,109	2.94%
	Market leader in damper and volume control actuators for ventilation and air-conditioning equipment. (Cost $5,053,963)

No. of Shares	Security	Fair Value	Percent of Net Assets

Construction & Materials — (continued)

2,319	Forbo Holding AG	$3,702,826	1.04%
	Produces floor coverings, adhesives and belts for conveying and power transmission. (Cost $2,774,732)

73,000	Implenia AG	4,832,214	1.36%

Provides construction, civil and underground engineering services. The company’s projects include residential and industrial buildings, tunnels, bridges and roads. The company also provides real estate and facilities management and marketing services.

(Cost $4,024,801)

		18,958,149	5.34%

Electric Utilities — 0.15%

8,761	BKW AG	526,511	0.15%

Provides energy supply services. The company focuses on the production, transportation, trading and sale of energy. In addition to energy supply, the company also develops, implements and operates energy solutions for its clients.

(Cost $511,099)

		526,511	0.15%

See Notes to Schedule of Investments.

THE SWISS HELVETIA FUND, INC.

Schedule of Investments by Industry (Unaudited) (continued)	September 30, 2017

No. of Shares	Security	Fair Value	Percent of Net Assets
Common Stock — (continued)

Financial Services — 2.61%

219,254	GAM Holding AG1	$3,398,935	0.96%
	An independent, well-diversified asset management business, with a focus on the manufacturing and distribution of investment products and services. (Cost $3,082,403)

18,400	VZ Holding AG	5,875,982	1.65%

Provides independent financial advice to private individuals and companies. The company consults on investment, tax and inheritance planning and provides advice regarding insurance products and coverage.

(Cost $3,583,348)

		9,274,917	2.61%

Food & Beverage — 18.82%

182,000	Aryzta AG1	5,593,923	1.57%

Produces and retails specialty bakery products. The Company produces French breads, pastries, continental breads, confections, artisan breads, homestyle lunches, viennoiserie, patisserie, cookies, pizza, appetizers, and sweet baked goods.

(Cost $5,900,084)

No. of Shares	Security	Fair Value	Percent of Net Assets

Food & Beverage — (continued)

175	Chocoladefabriken Lindt & Spruengli AG	$12,144,740	3.42%
	Major manufacturer of premium Swiss chocolates. (Cost $2,269,766)

586,000	Nestle SA	49,115,957	13.83%
	One of the world’s largest food and beverage processing companies. (Cost $13,364,868)

		66,854,620	18.82%

Industrial Goods & Services — 6.34%

32,200	Adecco Group AG	2,509,177	0.71%
	Provides personnel and temporary help, and offers permanent placement services internationally for professionals and specialists in a range of occupations. (Cost $1,728,839)

14,400	Burckhardt Compression Holding AG	4,505,581	1.27%
	Produces compressors for oil refining and the chemical and petrochemical industries, industrial gases and gas transport and storage. (Cost $3,619,884)

See Notes to Schedule of Investments.

THE SWISS HELVETIA FUND, INC.

Schedule of Investments by Industry (Unaudited) (continued)	September 30, 2017

No. of Shares	Security	Fair Value	Percent of Net Assets
Common Stock — (continued)

Industrial Goods & Services — (continued)

54,006	DKSH Holding AG	$4,596,315	1.29%
	An international marketing and services group. The company offers a comprehensive package of services that includes organizing and running the entire value chain for any product. (Cost $3,470,894)

45,000	Feintool International Holding AG1	5,106,449	1.44%

Manufactures integrated systems for fineblanking and forming technologies. The company produces presses and special tooling capable of manufacturing precision parts, automation systems, riveting machines and extruded plastic and metal components.

(Cost $4,049,292)

31,557	Landis+Gyr Group AG1	2,315,571	0.65%

The company, through its subsidiaries, manufactures energy management solutions, offers single and polyphase, commercial, and industrial meters. The company serves its customers worldwide.

(Cost $2,597,969)

No. of Shares	Security	Fair Value	Percent of Net Assets

Industrial Goods & Services — (continued)

28,500	SFS Group AG1	$3,475,610	0.98%

Provides automotive products, building and electronic components, flat roofing and solar fastening systems. The company operates production facilities in Asia, Europe and North America.

(Cost $1,849,976)

		22,508,703	6.34%

Insurance — 4.46%

26,600	Baloise Holding AG	4,211,575	1.19%

Offers group and individual life, health, accident, liability property, and transportation insurance to customers in Europe. The Company also offers private banking and asset management services.

(Cost $3,963,495)

5,500	Helvetia Holding AG	2,989,872	0.84%
	Provides a broad range of life, casualty, liability, accident and transportation insurance. (Cost $2,505,562)

24,500	Swiss Life Holding AG1	8,636,782	2.43%
	Provides life insurance and institutional investment management. (Cost $5,607,319)

		15,838,229	4.46%

See Notes to Schedule of Investments.

THE SWISS HELVETIA FUND, INC.

Schedule of Investments by Industry (Unaudited) (continued)	September 30, 2017

No. of Shares	Security	Fair Value	Percent of Net Assets
Common Stock — (continued)

Machinery — 1.10%

28,293	VAT Group AG1	$3,918,212	1.10%

Developer, manufacturer and supplier of vacuum valves, multi-valve modules and edge-welded bellows for use in semiconductor, display and solar panel manufacturing. The company provides its products around the world.

(Cost $1,348,639)

		3,918,212	1.10%

Medical Equipment — 5.13%

50,000	Sonova Holding AG	8,490,079	2.39%
	Designs and produces wireless analog and digital in-the-ear and behind-the-ear hearing aids and miniaturized voice communications systems. (Cost $7,653,027)

3,731	Spineart SA1,2,3	1,240,878	0.35%

Designs and markets an innovative full range of spine products, including fusion and motion preservation devices, focusing on easy to implant high-end products to simplify the surgical act.

(Cost $2,623,328)

No. of Shares	Security	Fair Value	Percent of Net Assets

Medical Equipment — (continued)

41,000	Tecan Group AG	$8,491,525	2.39%
	Manufactures and distributes laboratory automation components and systems. The products are mainly used by research and diagnostic laboratories. (Cost $3,806,154)

		18,222,482	5.13%

Personal & Household Goods — 6.65%

156,000	Cie Financiere Richemont SA	14,268,293	4.01%
	Manufactures and retails luxury goods. Produces jewelry, watches, leather goods, writing instruments and men’s and women’s wear. (Cost $10,539,089)

117,500	Swatch Group AG	9,368,670	2.64%
	Manufactures finished watches, movements and components. Produces components necessary to its various watch brand companies. The company also operates retail boutiques. (Cost $10,114,585)

		23,636,963	6.65%

See Notes to Schedule of Investments.

THE SWISS HELVETIA FUND, INC.

Schedule of Investments by Industry (Unaudited) (continued)	September 30, 2017

No. of Shares	Security	Fair Value	Percent of Net Assets
Common Stock — (continued)

Pharmaceuticals — 25.39%[4]

580,000	Novartis AG	$49,692,022	13.99%
	One of the leading manufacturers of branded and generic pharmaceutical products. (Cost $13,932,329)

158,500	Roche Holding AG	40,493,179	11.40%

Develops and manufactures pharmaceutical and diagnostic products. Produces prescription drugs to treat cardiovascular, infectious and autoimmune diseases and for other areas including dermatology and oncology.

(Cost $10,459,225)

		90,185,201	25.39%

Retail — 1.26%

73,307	Galenica AG1	3,477,461	0.98%
	Retails pharmaceutical products. The company offers health, beauty, and related products and services. It serves customers in Switzerland. (Cost $3,142,963)

No. of Shares	Security	Fair Value	Percent of Net Assets

Retail — (continued)

7,702	Zur Rose Group AG1	$1,012,499	0.28%

Retails pharmaceutical products. The company offers allergy relief, tranquilizers and sleeping, facial, skin, hair, cardiovascular, stomach, dental, hygiene, pain, and injury medicines as well as insecticides and animal care products.

(Cost $1,116,232)

		4,489,960	1.26%

Technology — 3.26%

170,000	Airopack Technology Group AG1	1,739,355	0.49%

Develops and patents packaging solutions. The company has developed a technology for filling liquids, powders, gases and products of average-to-high viscosity (such as gels, creams or foam) into recyclable plastic packaging.

(Cost $1,796,441)

See Notes to Schedule of Investments.

THE SWISS HELVETIA FUND, INC.

Schedule of Investments by Industry (Unaudited) (continued)	September 30, 2017

No. of Shares	Security	Fair Value	Percent of Net Assets
Common Stock — (continued)

Technology — (continued)

270,000	Logitech International SA	$9,852,935	2.77%

Engages in the development and marketing of hardware and software products that enable or enhance digital navigation, music and video entertainment, gaming, social networking and audio and video communication.

(Cost $3,532,410)

		11,592,290	3.26%

Telecommunications — 2.27%

97,800	Sunrise Communications Group AG1	8,065,771	2.27%

Provides a broad range of telecommunications services and equipment. The company offers mobile and wired phone services, broadband internet, cable television services, mobile phones, tablet computers and related equipment.

(Cost $6,878,300)

		8,065,771	2.27%

	Total Common Stock (Cost $181,520,169)	338,692,149	95.34%

No. of Shares	Security	Fair Value	Percent of Net Assets
Preferred Stock — 0.71%

Biotechnology — 0.64%

8,400	Ixodes AG, Series B1,2,3,5	$68,756	0.02%
	Develops and produces a topical product for the treatment of borreliosis infection and the prevention of Lyme disease from a tick bite. (Cost $2,252,142)

3,162	NovImmune SA, Series B1,2,3	2,215,622	0.62%
	Discovers and develops therapeutic monoclonal antibodies to treat patients suffering from immune-related disorders. (Cost $2,062,307)

		2,284,378	0.64%

Industrial Goods & Services — 0.05%

500,863	SelFrag AG Class A1,2,3	191,524	0.05%
	Designs, manufactures and sells industrial machines and processes using selective fragmentation technology. (Cost $1,932,198)

		191,524	0.05%

See Notes to Schedule of Investments.

THE SWISS HELVETIA FUND, INC.

Schedule of Investments by Industry (Unaudited) (continued)	September 30, 2017

No. of Shares	Security	Fair Value	Percent of Net Assets
Preferred Stock — (continued)

Medical Equipment — 0.02%

83,611	EyeSense AG, Series A Preferred[1,2,3]	$70,857	0.02%
	A spin-out from Ciba Vision AG. Develops novel ophthalmic self-diagnostic systems for glucose monitoring of diabetes patients. (Cost $3,007,048)

		70,857	0.02%

	Total Preferred Stock (Cost $9,253,695)	2,546,759	0.71%

Limited Partnership — 0.37%

Biotechnology — 0.37%

	Aravis Biotech II, Limited Partnership[1,2,5] (Cost $2,749,044)	1,307,655	0.37%

	Total Limited Partnership (Cost $2,749,044)	1,307,655	0.37%

	Total Investments* (Cost $193,522,908)	342,546,563	96.42%

	Other Assets Less Liabilities	12,703,324	3.58%

	Net Assets	$355,249,887	100.00%

Net Asset Value Per Share:
	($355,249,887 ÷ 25,313,872 shares outstanding, $0.001 par value: 50 million shares authorized)		$14.03

See Notes to Schedule of Investments.

THE SWISS HELVETIA FUND, INC.

Schedule of Investments by Industry (Unaudited) (continued)	September 30, 2017

[1]	Non-income producing security.

[2]

Illiquid. There is not a public market for these securities in the United States or in any foreign jurisdiction, including Switzerland. Securities are priced at Fair Value in accordance with the Fund’s valuation policy and procedures. At the end of the period, the aggregate Fair Value of these securities amounted to $7,217,721 or 2.0% of the Fund’s net assets. Additional information on these securities is as follows:

Security	Acquisition Date	Cost
Aravis Biotech II, Limited Partnership	July 31, 2007 – September 26, 2017	$2,749,044
EyeSense AG – Preferred Shares A	July 22, 2010 – October 3, 2011	3,007,048
Ixodes AG – Preferred Shares B	April 7, 2011 – June 1, 2012	2,252,142
NovImmune SA – Common Shares	October 7, 2009 – December 11, 2009	1,551,109
NovImmune SA – Preferred Shares B	October 7, 2009 – December 11, 2009	2,062,307
SelFrag AG – Class A – Preferred Shares	December 15, 2011 – January 28, 2014	1,932,198
Spineart SA – Common Shares	December 22, 2010	2,623,328

		$16,177,176

[3]	Value determined using significant unobservable inputs.
[4]

As of September 30, 2017, the Fund had more than 25% of its total assets invested in the pharmaceuticals industry as a result of the appreciation of the value of its existing investments. Due to regulatory restrictions that apply to the Fund’s investments in a particular industry, the Fund will not make any additional investments until such time the percentage of the Fund’s total assets invested in that industry is below 25%.

[5]

Affiliated Company. An affiliated company is a company in which the Fund has ownership of at least 5% of the company’s outstanding voting securities or an equivalent interest in the company. Details related to affiliated company holdings are as follows:

Name of Issuer	Fair Value as of 12/31/16	Gross Additions	Gross Reductions	Realized Gain/(Loss)	Change in Unrealized Gain/(Loss)	Interest Income	Fair Value as of 09/30/17
Aravis Biotech II, Limited Partnership	$966,400	$60,266	$—	$—	$280,989	$—	$1,307,655
Ixodes AG – Preferred Shares B	137,114	—	—	—	(68,358)	—	68,756

	$1,103,514	$60,266	$—	$—	$212,631	$—	$1,376,411

*	Cost for Federal income tax purposes is $193,628,152 and net unrealized appreciation (depreciation) consists of:

Gross Unrealized Appreciation	$160,104,659
Gross Unrealized Depreciation	(11,186,248)

Net Unrealized Appreciation (Depreciation)	$148,918,411

See Notes to Schedule of Investments.

THE SWISS HELVETIA FUND, INC.

Schedule of Investments by Industry (Unaudited) (concluded)	September 30, 2017

PORTFOLIO HOLDINGS
% of Net Assets as of September 30, 2017
Pharmaceuticals	25.39%
Food & Beverage	18.82%
Banks	10.30%
Personal & Household Goods	6.65%
Industrial Goods & Services	6.39%
Construction & Materials	5.34%
Medical Equipment	5.15%
Insurance	4.46%
Technology	3.26%
Financial Services	2.61%
Biotechnology	2.53%
Telecommunications	2.27%
Retail	1.26%
Machinery	1.10%
Automobiles & Components	0.74%
Electric Utilities	0.15%
Other Assets Less Liabilities	3.58%

100.00%

TOP 10 PORTFOLIO HOLDINGS
% of Net Assets as of September 30, 2017
Novartis AG	13.99%
Nestle SA	13.83%
Roche Holding AG	11.40%
UBS Group AG	4.20%
Cie Financiere Richemont SA	4.01%
Chocoladefabriken Lindt & Spruengli AG	3.42%
Belimo Holding AG	2.94%
Logitech International SA	2.77%
Swatch Group AG	2.64%
Swiss Life Holding AG	2.43%

See Notes to Schedule of Investments.

THE SWISS HELVETIA FUND, INC.

Notes to Schedule of Investments (Unaudited)

Note 1—Organization and Significant Accounting Policies

A. Organization

The Swiss Helvetia Fund, Inc. (the “Fund”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as a non-diversified, closed-end management investment company. The Fund is organized as a corporation under the laws of the State of Delaware.

The investment objective of the Fund is to seek long-term growth of capital through investment in equity and equity-linked securities of Swiss companies. The Fund may also acquire and hold equity and equity-linked securities of non-Swiss companies in limited instances.

B. Securities Valuation

The Fund values its investments at fair value in accordance with accounting principles generally accepted in the United States (“GAAP”).

When valuing listed equity securities, the Fund uses the last sale price on the securities exchange or national securities market on which such securities primarily are traded (the “Primary Market”) prior to the calculation of the Fund’s net asset value (“NAV”). When valuing equity securities that are not listed (except privately-held companies and private equity limited partnerships) or that are listed but have not traded on a day on which the Fund calculates its NAV, the Fund uses the mean between the bid and asked prices for that day. If there are no asked quotations for such a security, the value of such security will be the most recent bid quotation on the Primary Market on that day. On any day when a security’s Primary Market is closed because of a local holiday or other scheduled closure, but the New York Stock Exchange is open, the Fund may use the prior day’s closing prices to value such security regardless of the length of the scheduled closing.

When valuing fixed-income securities, if any, the Fund uses the last bid price prior to the calculation of the Fund’s NAV. If there is no current bid price for a fixed-income security, the value of such security will be the mean between the last quoted bid and asked prices on that day. Overnight and certain other short-term fixed-income securities with maturities of less than 60 days will be valued by the amortized cost method, unless it is determined that the amortized cost method would not represent the fair value of such security.

It is the responsibility of the Fund’s Board of Directors (the “Board”) to establish procedures to provide for the valuation of the Fund’s portfolio holdings. When valuing securities for which market quotations are not readily available, or for which the market quotations that are available are considered unreliable, the Fund determines a fair value in good faith in accordance with these procedures (a “Fair Value”). The Fund may use these procedures to establish the Fair Value of securities when, for example, a significant event occurs between the time the market closes and the time the Fund values its investments. After consideration of various factors, the Fund may value the securities at their last reported price or at some other value.

Swiss exchange-listed options, if any, including Eurex-listed options, are valued at their most recent sale price (latest bid for long options and the latest ask for short options) on the Primary Market, or if there are no such sales, at the average of the most recent bid and asked quotations on such Primary Market, or if such quotations are not available, at the last bid quotation (in the case of purchased options) or the last asked quotation (in the case of written options). If, however, there

THE SWISS HELVETIA FUND, INC.

Notes to Schedule of Investments (Unaudited) (continued)

are no such quotations, such options will be valued using the implied volatilities observed for similar options or from aggregated data as an input to a model. Options traded in the over-the-counter market, if any, are valued at the price communicated by the counterparty to the option, which typically is the price at which the counterparty would close out the transaction. Option contracts, if any, that are neither exchange-listed nor traded in the over-the-counter market, and where no broker can provide a quote or approved pricing vendor a price, may be valued using the implied volatilities observed for similar instruments or from aggregated market data received from services (e.g., Bloomberg) as an input to a widely-accepted model.

The Fund is permitted to invest in investments that do not have readily available market quotations. For such investments, the Act requires the Board to determine their Fair Value. The aggregate value of these investments amounted to $7,217,721, or 2.0% of the Fund’s net assets at September 30, 2017, and are listed in Note 2 to the Schedule of Investments.

Various inputs are used to determine the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted	quoted prices in active markets for identical assets and liabilities
Level 2—other	significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)
Level 3—significant	unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Fund’s investments as of September 30, 2017:

	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Investments Valued at NAV**	Total
Investments in Securities*
Common Stock	$335,328,842	$—	$3,363,307	$—	$338,692,149
Preferred Stock	—	—	2,546,759	—	2,546,759
Limited Partnership	—	—	—	1,307,655	1,307,655

Total Investments in Securities	$335,328,842	$—	$5,910,066	$1,307,655	$342,546,563

*	Please see the Schedule of Investments for industry classifications.

**	The Fund adopted Accounting Standards Update 2015-07, Fair Value Measurement (Topic 820): Disclosures for Investments in Certain Entities That Calculate Net Asset Value per Share (or Its Equivalent) (“ASU 2015-07”) on January 1, 2016. As of September 30, 2017 certain of the Fund’s investments were valued using net asset value (“NAV”) per share (or its equivalent) as a practical expedient for fair value and have been excluded from the fair value hierarchy in accordance with ASU 2015-07. The fair value amount presented in this table is intended to permit reconciliation of the amounts presented in the fair value hierarchy to the amounts presented in the statement of assets and liabilities.

THE SWISS HELVETIA FUND, INC.

Notes to Schedule of Investments (Unaudited) (continued)

The Fund values its investment in a private equity limited partnership in accordance with Accounting Standards Codification 820-10-35, “Investments in Certain Entities that Calculate Net Asset Value Per Share (Or its Equivalent)” (“ASC 820-10-35”). ASC 820-10-35 permits a reporting entity to measure the fair value of an investment that does not have a readily determinable fair value, based on the NAV of the investment as a practical expedient, without further adjustment, unless it is probable that the investment will be sold at a value significantly different than the NAV. If the NAV of the investment is not as of the Fund’s measurement date, then the NAV should be adjusted to reflect any significant events that may change the valuation. Inputs and valuation techniques for these adjustments may include fair valuations of the partnership and its portfolio holdings provided by the partnership’s general partner or manager, other available information about the partnership’s portfolio holdings, values obtained on redemption from other limited partners, discussions with the partnership’s general partner or manager and/or other limited partners and comparisons of previously-obtained estimates to the partnership’s audited financial statements. In using the unadjusted NAV as a practical expedient, certain attributes of the investment that may impact its fair value are not considered. Attributes of those investments include the investment strategies of the privately-held companies and may also include, but are not limited to, restrictions on the investor’s ability to redeem its investments at the measurement date and any unfunded commitments.

Level 3 securities, which are listed in Note 2 to the Schedule of Investments, consist of the Fund’s investments in privately-held companies.

Inputs and valuation techniques used by the Fund to value its Level 3 investments in privately-held companies may include the following: acquisition cost; fundamental analytical data; discounted cash flow analysis; nature and duration of restrictions on disposition of the investment; public trading of similar securities of similar issuers; economic outlook and condition of the industry in which the issuer participates; financial condition of the issuer; and the issuer’s prospects, including any recent or potential management or capital structure changes. Although these valuation inputs may be observable in the marketplace as is characteristic of Level 2 investments, the privately-held companies, categorized as Level 3 investments, generally are highly illiquid in terms of resale.

THE SWISS HELVETIA FUND, INC.

Notes to Schedule of Investments (Unaudited) (continued)

When valuing Level 3 investments, management also may consider potential events that could have a material impact on the operations of a privately-held company. Not all of these factors may be considered or available, and other relevant factors may be considered on an investment-by-investment basis. The table below summarizes the techniques and unobservable inputs for the valuation of Level 3 investments.

Quantitative Information about certain Level 3 Fair Value Measurements
	Fair Value at September 30, 2017	Valuation Technique	Unobservable inputs	Range[1]
Biotechnology
NovImmune SA—Common Shares	$2,122,429	Market approach	Recent round of financing	N/A
NovImmune SA—Preferred Shares	2,215,622	Market approach	Recent round of financing	N/A
Ixodes AG—Preferred Shares	68,756	Discounted cash flow	Discount rate	14%-16%
			Probability of success rate on research and development	40%-60%
Industrial Goods & Services
SelFrag AG—Preferred Shares	191,524	Market approach	Recent round of financing	N/A
Medical Equipment
EyeSense AG—Preferred Shares	70,857	Market approach	Recent round of financing	N/A
Spineart SA—Common Shares	1,240,878	Market approach	Recent round of financing	N/A
Total	$5,910,066

[1]

Significant changes in any of these ranges would result in a significantly higher or lower fair value measurement. Generally, a change in the probability of success rate on research and development is accompanied by a directionally similar change in fair value. Conversely, a change in the discount rate is accompanied by a directionally opposite change in fair value.

The Fund’s policy is to disclose transfers between Levels based on their market prices as of the beginning of the period.

THE SWISS HELVETIA FUND, INC.

Notes to Schedule of Investments (Unaudited) (continued)

The following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value.

	Common Stock	Preferred Stock	Total
Balance as of December 31, 2016	$2,975,080	$2,525,827	$5,500,907
Change in Unrealized Appreciation/Depreciation(a)	388,227	20,932	409,159
Net Realized Gain (Loss)	—	—	—
Gross Purchases	—	—	—
Gross Sales	—	—	—
Transfer Out of Level 3	—	—	—

Balance as of September 30, 2017	$3,363,307	$2,546,759	$5,910,066

(a)	The noted amounts of change in unrealized appreciation/depreciation relate to the fair value of Level 3 assets held on September 30, 2017.

C. Foreign Currency Translation

The Fund maintains its accounting records in U.S. dollars. The Fund’s assets are invested primarily in Swiss equities. In addition, the Fund can make its temporary investments in Swiss franc-denominated bank deposits, short-term debt securities and money market instruments. Substantially all income received by the Fund is in Swiss francs. The Fund’s NAV, however, is reported, and distributions from the Fund are made, in U.S. dollars, resulting in gain or loss from currency conversions in the ordinary course of business. Historically, the Fund has not entered into transactions designed to reduce currency risk and does not intend to do so in the future. The cost basis of foreign denominated assets and liabilities is determined on the date that they are first recorded within the Fund and translated to U.S. dollars. These assets and liabilities are subsequently valued each day at prevailing exchange rates. The difference between the original cost and current value denominated in U.S. dollars is recorded as unrealized foreign currency gain/loss. In valuing securities transactions, the receipt of income and the payment of expenses, the Fund uses the prevailing exchange rate on the transaction date.

D. Concentration of Market Risk

The Fund primarily invests in securities of Swiss issuers. Such investments may carry certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include future political and economic developments, unfavorable movements in the Swiss franc relative to the U.S. dollar, and the possible imposition of exchange controls and changes in governmental law and restrictions. In addition, concentrations of investments in securities of issuers located in a specific region expose the Fund to the economic and government policies of that region and may increase risk compared to a fund whose investments are more diversified.

THE SWISS HELVETIA FUND, INC.

Notes to Schedule of Investments (Unaudited) (concluded)

Note 2—Capital Commitments

As of September 30, 2017, the Fund maintains an illiquid investment in one private equity limited partnership. This investment appears in the Fund’s Schedule of Investments. The Fund’s capital commitment for this partnership is shown in the table below:

Investments	Original Capital Commitment*	Unfunded Commitment*
Private Equity Limited Partnership—International (a)
Aravis Biotech II, Limited Partnership	$3,358,826	$83,635

*	The original capital commitment represents 3,250,000 Swiss francs. The unfunded commitment represents 80,925 Swiss francs. The Swiss franc/U.S. dollar exchange rate as of September 30, 2017 was used for conversion and equaled 0.9676 as of such date.

(a)	This category consists of one private equity limited partnership that invests primarily in venture capital companies in the biotechnology and medical technology sectors. There is no redemption right for the interest in this limited partnership. Instead, the nature of investments in this category is that distributions are received through the realization of the underlying assets of the limited partnership.

Note 3—Subsequent Events

On April 19, 2017, Full Value Partners, L.P., an affiliate of Bulldog Investors, LLC, filed a putative class action lawsuit in the Court of Chancery for the State of Delaware against the Fund and its then-current Directors (Full Value Partners, L.P. v. The Swiss Helvetia Fund, Inc., et al., C.A. No. 2017-0303-AGB). On April 20, 2017, plaintiff filed an amended complaint and an amended motion for expedited proceedings, which, following oral argument, the Court denied in full on May 2, 2017. On July 20, 2017, defendants filed a motion to dismiss plaintiff’s amended complaint. On September 15, 2017, the Court granted plaintiff’s unopposed motion to dismiss the action as moot. The Court has retained jurisdiction to determine the award of attorneys’ fees and expenses.

THE SWISS HELVETIA FUND, INC.

Automatic Dividend Reinvestment Plan (Unaudited)

Terms and Conditions

Pursuant to this Automatic Dividend Reinvestment Plan (the “Plan”) of The Swiss Helvetia Fund, Inc. (the “Fund”), unless a holder (each, a “Shareholder”) of the Fund’s shares of common stock (the “Common Shares”) otherwise elects, all income dividends, capital gain distributions and returns of capital, if any (collectively referred to herein as “dividends”), on such Shareholder’s Common Shares will be automatically reinvested by American Stock Transfer & Trust Company, as agent for Shareholders in administering the Plan (the “Plan Administrator”), in additional Common Shares of the Fund. Shareholders who elect not to participate in the Plan will receive all dividends payable in cash directly to the Shareholder of record (or, if the Common Shares are held in street or other nominee name, then to such nominee) by American Stock Transfer & Trust Company LLC, as the Dividend Disbursing Agent. Shareholders may elect not to participate in the Plan and to receive all dividends in cash by contacting the Plan Administrator. Enrollment, purchase or sales of shares and other transactions or services offered by the Plan can be directed to the Plan Administrator through the following:

Telephone

Telephone the Plan Administrator: 1-888-556-0425.

In Writing

You may also write to the Plan Administrator at the following address: American Stock Transfer & Trust Company, PO Box 922, Wall Street Station, New York, NY 10269-0560. Be sure to include your name, address, daytime phone number, social security or tax I.D. number and a reference to The Swiss Helvetia Fund, Inc. on all correspondence.

Participation in the Plan is completely voluntary and may be terminated at any time without penalty by providing notice in writing to the Plan Administrator at least 3 business days prior to any dividend payment date for that dividend to be payable in cash. A request for termination that is received less than 3 business days prior to any dividend payment date will be processed by the Plan Administrator, but you will have that dividend reinvested in additional Common Shares. However, all subsequent dividends will be payable in cash unless and until you resume participation in the Plan. To resume participation in the Plan, your request to enroll in the Plan must be received by the record date for that dividend distribution. If received after the record date, your participation in the Plan will begin with the next dividend declaration.

Whenever the Fund declares a dividend, payable either in Common Shares or in cash, participants in the Plan will receive a number of Common Shares determined in accordance with the following provisions and non-participants in the Plan will receive cash. The Common Shares will be acquired by the Plan Administrator for the participants’ accounts, depending upon the circumstances described below, either (i) through the receipt of additional unissued but authorized Common Shares from the Fund (“newly issued Common Shares”) or (ii) by purchase of outstanding Common Shares on the open market (“open-market purchases”) on the New York Stock Exchange, the primary national securities exchange on which the Common Shares are traded, or elsewhere.

If, on the payment date for any dividend, the net asset value (“NAV”) per Common Share is equal to or less than the market price per Common Share (plus estimated brokerage

THE SWISS HELVETIA FUND, INC.

Automatic Dividend Reinvestment Plan (Unaudited) (continued)

trading fees) (such condition being referred to herein as “market premium”), the Plan Administrator will invest the dividend amount in newly issued Common Shares on behalf of the participants. The number of newly issued Common Shares to be credited to each participant’s account will be determined by dividing the dollar amount of the dividend by the NAV per Common Share on the date the Common Shares are issued, provided that, if the NAV per Common Share is less than or equal to 95% of the then current market price per Common Share on the date of issuance, the dollar amount of the dividend will be divided by 95% of the market price on the date of issuance for purposes of determining the number of shares issuable under the Plan.

If, on the payment date for any dividend, the NAV per Common Share is greater than the market price of the Common Shares (plus estimated brokerage trading fees) (such condition being referred to herein as “market discount”), the Plan Administrator will invest the dividend amount in Common Shares acquired on behalf of the participants in open-market purchases.

In the event of a market discount on the payment date for any dividend, the Plan Administrator will have until the last business day before the next date on which the Common Shares trade on an “ex-dividend” basis or in no event more than 30 days after the record date for such dividend, whichever is sooner (the “last purchase date”), to invest the dividend amount in Common Shares acquired in open-market purchases. If, before the Plan Administrator has completed its open-market purchases, the market price of a Common Share exceeds the NAV per Common Share, the average per Common Share purchase price paid by the Plan Administrator may exceed the NAV of the Common Shares, resulting in the acquisition of fewer Common Shares than if the dividend had been paid in newly issued Common Shares on the dividend payment date. Because of the foregoing difficulty with respect to open-market purchases, if the Plan Administrator is unable to invest the full dividend amount in open-market purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Administrator may cease making open-market purchases and may invest the uninvested portion of the dividend amount in newly issued Common Shares at the NAV per Common Share at the close of business on the last purchase date provided that, if the NAV is less than or equal to 95% of the then current market price per Common Share, the dollar amount of the dividend will be divided by 95% of the market price on the date of issuance for purposes of determining the number of Common Shares issuable under the Plan.

The Plan Administrator maintains all registered Shareholders’ accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by Shareholders for tax records. Common Shares in the account of each Plan participant generally will be held by the Plan Administrator in non-certificated form in the name of the Plan participant, although the Plan Administrator will issue certificates for whole Common Shares upon your request. Certificates for fractional Common Shares will not be issued.

In the case of Shareholders such as banks, brokers or nominees that hold Common Shares for others who are the beneficial owners, the Plan Administrator will administer the Plan on the basis of the number of

THE SWISS HELVETIA FUND, INC.

Automatic Dividend Reinvestment Plan (Unaudited) (concluded)

Common Shares certified from time to time by the record Shareholder and held for the account of beneficial owners who participate in the Plan.

There will be no brokerage charges with respect to Common Shares issued directly by the Fund as a result of dividends payable either in Common Shares or in cash. However, each participant will pay a pro rata share of brokerage trading fees incurred with respect to the Plan Administrator’s open-market purchases of Common Shares in connection with the reinvestment of dividends under the Plan.

Participants in the Plan may sell any or all of their Common Shares in their Plan accounts by contacting the Plan Administrator. The Plan Administrator currently charges $15.00 for the transaction, plus $0.10 per Common Share for this service. Participants also may withdraw their Common Shares from their Plan accounts and sell those Common Shares through their broker.

Neither the Fund nor the Plan Administrator will provide any advice, make any recommendations, or offer any opinion with respect to whether or not you should purchase or sell your Common Shares or otherwise participate in the Plan. You must make independent investment decisions based on your own judgment and research. The Common Shares held in Plan accounts are not subject to protection under the Securities Investor Protection Act of 1970.

Neither the Fund nor the Plan Administrator will be liable for any good faith act or for any good faith omission to act, including, without limitation, any claim or liability arising out of failure to terminate a participant’s account upon the participant’s death, the prices at which Common Shares are purchased or sold for a participant’s account, the times when purchases or sales of Common Shares are made, or fluctuations in the market value of Common Shares. However, nothing contained in this provision affects a Shareholder’s right to bring a cause of action based on alleged violations of the federal securities laws.

Voting

Each Shareholder proxy will include those Common Shares purchased or received pursuant to the Plan. The Plan Administrator will forward all proxy solicitation materials to participants and vote proxies for Common Shares held pursuant to the Plan in accordance with the instructions of the participants.

Taxation

The automatic reinvestment of dividends will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such dividends.

Amendments to Plan

The Fund reserves the right to suspend, amend or terminate the Plan at any time. All Shareholders of record, both participants and non-participants in the Plan, will be notified of any suspension, termination or significant amendment of the Plan. If the Plan is terminated, Common Shares held in the participants’ accounts will be distributed to the participants. Any change in the source of purchase of Common Shares under the Plan from open market purchases or direct issuance by the Plan Administrator does not constitute an amendment to the Plan.

THE SWISS HELVETIA FUND, INC.

Directors and Officers

Brian A. Berris

Chairman (Non-executive)

Jay S. Calhoun[1,4]

Director

Andrew Dakos

Director

Jean E. Hoysradt[2,3]

Director

Moritz Sell[1]

Director

Mark A. Hemenetz

President

Principal Executive Officer

Shanak Patnaik

Chief Compliance Officer

Carin F. Muhlbaum

Vice President

William P. Sauer

Vice President

David J. Marshall

Treasurer

Principal Financial Officer

Steven P. Zink

Assistant Treasurer

Reid B. Adams

Chief Legal Officer Secretary

Angel Lanier

Assistant Secretary

[1] Audit Committee Chair [2] Audit Committee Member [3] Pricing Committee Chair	[4] Governance/Nominating Committee Chair

Investment Adviser

Schroder Investment Management North America, Inc.

7 Bryant Park

New York, NY 10018-3706

(800) 730-2932

Investment Sub-adviser

Schroder Investment Management North America Ltd.

31 Gresham Street

London, EC2V 7QA United Kingdom

Administrator

JPMorgan Chase Bank, N.A.

Custodian

JPMorgan Chase Bank, N.A.

Transfer Agent

American Stock Transfer & Trust Company

59 Maiden Lane

Plaza Level

New York, NY 10038

(888) 556-0425

Legal Counsel

Proskauer Rose LLP

Independent Registered Public Accounting Firm

Tait, Weller & Baker, LLP

The Investment Adviser

The Swiss Helvetia Fund, Inc. (the “Fund”) is managed by Schroder Investment Management North America Inc. (“SIMNA Inc.”)

SIMNA Inc. is an investment adviser registered with the U.S. Securities & Exchange Commission (the “SEC”). It provides asset management products and services to a broad range of clients including Schroder Series Trust and Schroder Global Series Trust, investment companies registered with the SEC. SIMNA Inc. is part of a global asset management firm with approximately $577.3 billion in assets under management as of September 30, 2017.

Executive Offices

The Swiss Helvetia Fund, Inc.

7 Bryant Park

New York, NY 10018-3706

(800) 730-2932

For inquiries and reports:

(800) 730-2932

email: swzintermediary@schroders.com

Website Address

www.swzfund.com

The Fund

The Fund is a non-diversified, closed-end investment company whose objective is to seek long-term capital appreciation through investment in equity and equity-linked securities of Swiss companies. The Fund also may acquire and hold equity and equity-linked securities of non-Swiss companies in limited instances.

The Fund is listed on the New York Stock Exchange under the symbol “SWZ”.

Net Asset Value is calculated daily by 6:15 P.M. (Eastern Time). The most recent calculation is available by accessing the Fund’s website www.swzfund.com. Net Asset Value is also published weekly in Barron’s, the Monday edition of The Wall Street Journal and the Sunday edition of The New York Times.

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Quarterly Report

For the Period Ended

September 30, 2017

SWZ QR 9-30-17